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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2007

                            FOOTHILLS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                        001-31546               98-0339560
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)


                        4540 CALIFORNIA AVENUE, SUITE 550
                          BAKERSFIELD, CALIFORNIA 93309
          (Address of Principal Executive Offices, Including Zip Code)

                                 (661) 716-1320
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

     On February 20, 2007, Foothills Resources, Inc. issued a press release announcing a review of trading activity in its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

EXHIBIT NO.                DESCRIPTION

Exhibit 99.1               Press Release of Foothills Resources, Inc., dated
                           February 20, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FOOTHILLS RESOURCES, INC.



Date:    February 21, 2007                  /s/ W. Kirk Bosche
                                           -------------------------------------
                                           Name:  W. Kirk Bosche
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

Exhibit 99.1               Press Release of Foothills Resources, Inc., dated
                           February 20, 2007.